Exhibit 10.1

Unsecured Promissory Note

New York, New York

$275,000.00	October 28, 2024

FOR VALUE RECEIVED, the undersigned, Unite Acquisition 2 Corp. having an address and principal place of business at 1 Wolfs Lane Suite 315 Pelham, New York, 10803 (the "Borrower"), promises to pay to the order of Lucius Partners Opportunity Fund, LP having an address of 575 5th Avenue 14th Floor, New York, New York, 10017 (the "Lender"), the principal sum of TWO HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($275,000.00), plus interest, payable at the rate and in the manner provided in paragraphs 1 and 2 of this Note, together with all taxes assessed upon said sum against the holder hereof, and any costs and expenses, including reasonable attorneys' fees, incurred in the collection of this Note. Said amounts of principal, interest, fees, costs and expenses are collectively referred to in this Note as the "Entire Note Balance".

1.	INTEREST RATE. The interest rate is Twelve (12%) percent per annum.

2.	PAYMENTS. The Entire Note Balance, if not sooner paid, shall be paid in full on the Maturity Date.

3.	MATURITY. This Note shall mature on October 28, 2025 (the "Maturity Date").

4.	PREPAYMENT.

(a)	The Borrower may prepay this Note in whole or in part at any time.

(b)	All amounts received by the Lender in connection with any prepayment of the Loan, in whole or in part, shall be applied in the following order:

(i)	any accrued and unpaid interest; and

(ii)	unpaid principal of this Note.

(c)	Borrower may repay this Note at any time without penalty.

5.	APPLICATION OF PAYMENTS. Except as otherwise expressly set forth herein, payments will be applied first to fully pay costs and expenses incurred by holder in collecting this Note or in sustaining and/or enforcing any security granted to secure this Note, then to fully pay accrued interest and the remainder will be applied to principal.

6.	DEFAULT. Upon the occurrence of any Event of Default (as hereinafter defined), the Entire Note Balance shall, at the option of the holder hereof, become immediately due and payable without notice or demand. An "Event of Default" is defined as default in the payment of any principal or other amounts due upon the Maturity Date.

7.	PREJUDGMENT REMEDY WAIVER. BORROWER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

8.	DELAY IN ENFORCEMENT. The liability of Borrower or any co-borrower, endorser or guarantor under this Note is unconditional and shall not be affected by any extension of time, renewal, waiver or any other modification whatsoever, granted or consented to by the holder. Any failure by the holder to exercise any right it may have under this Note is not a waiver of the holder's right to exercise the same or any other right at any other time.

9.	CHANGES. No agreement by the Lender to change, waive or release the terms of this Note will be valid unless it is in writing and signed by Borrower and the Lender.

10.	WAIVER, JURY TRIAL WAIVER. BORROWER, AND ALL PARTIES NOW OR HEREAFTER LIABLE WITH RESPECT TO THIS NOTE, WHETHER AS BORROWER, ENDORSER, OR SURETY, HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION AND PROTEST OF THIS NOTE, AND ALL OTHER NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF THIS NOTE. BORROWER WAIVES A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THIS NOTE AND AS TO ANY ISSUES ARISING RELATING TO THIS NOTE.

11.	GOVERNING LAW; JURISDICTION AND VENUE.

(a)	THIS NOTE WAS NEGOTIATED IN THE STATE OF CONNECTICUT, AND DELIVERED BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN WERE DISBURSED FROM THE STATE OF CONNECTICUT, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. BORROWER ACKNOWLEDGES AND AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF THIS NOTE AND ALL OF THE OBLIGATIONS ARISING HEREUNDER, AND UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF CONNECTICUT GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)	BORROWER HEREBY CONSENTS FOR HIMSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THIS NOTE OR THE TRANSACTIONS CONTEMPLATED THEREBY. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH IN THE OPENING PARAGRAPH OF THIS DOCUMENT IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION.

12.	INVALIDITY. If any provision of this Note or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Note nor the application of the provision to other persons or circumstances shall be affected.

13.	COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Note, and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. This Note constitutes the entire contract between the Parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Note.

14.	BINDING EFFECT. The provisions of this Note are binding on the heirs, executors, administrators, assigns and successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns and to subsequent holders of this Note.

15.	INTERPRETATION. Captions and headings used in this Note are for convenience only. The term "Borrower" and any pronoun referring thereto as used herein shall be construed in the masculine, feminine or neuter as the context may require. The singular includes the plural and the plural includes the singular. "Any" means any and all.

Signature Page follows

IN WITNESS WHEREOF, the Borrower has hereunto caused this Note to be executed the day, month and year first written above.

Unite Acquisition 2 Corp.

By:
Nathan P. Pereira, Director

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